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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 30, 2004
(Date of earliest event reported)

The Wiser Oil Company
(Exact name of Registrant as specified in its charter)

Delaware	0-5426	55-0522128
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8115 Preston Road, Suite 400, Dallas, Texas		75225
(Address of principal executive offices)		(Postal Code)

Registrant's telephone number, including area code:
 (214) 265-0080

ITEM 5. Other Events and Regulation FD Disclosure

        On June 30, 2004, The Wiser Oil Company, a Delaware corporation ("Wiser") issued the press release attached as Exhibit 99.1 announcing that Wiser has called for the full redemption of its 9 1/2% Senior Subordinated Notes due 2007.

ITEM 7. Financial Statements and Exhibits

  c.
  Exhibits

  99.1
  Press Release dated June 30, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

The Wiser Oil Company
June 30, 2004	By:	/s/ VAN OLIVER Van Oliver Vice President and General Counsel

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  ITEM 5. Other Events and Regulation FD Disclosure
  ITEM 7. Financial Statements and Exhibits
SIGNATURES